Subsequent events	12 Months Ended
Dec. 31, 2017
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Subsequent events
27.	Subsequent events

On February 15, 2018, Oyu Tolgoi received notification the Government of Mongolia (“Government”) had canceled the Power Sector Cooperation Agreement (“PSCA”), which was signed in August 2014. The Government’s cancellation, under Section 1.3 of the PSCA, indicated the Tavan Tolgoi power project was no longer a viable option. As a result of the Government’s cancellation, effective February 15, 2018 long-term power for Oyu Tolgoi must be domestically sourced within four years, in accordance with the 2009 Oyu Tolgoi Investment Agreement. Oyu Tolgoi, Turquoise Hill and Rio Tinto are committed to fulfilling all requirements under the Investment Agreement and are continuing to evaluate all viable power options, including construction of an Oyu Tolgoi based power plant. A final decision on the outcome, cost or financing of a permanent domestic power supply has not been concluded.